SECURITY AGREEMENT

            AGREEMENT, dated June 23, 2006, among Hydrogel Design Systems, Inc., a corporation organized and existing under the laws of Delaware with its principal office at 2150 Cabot Blvd. West Suite B, Langhorne, PA 19047, and Foam Manufacturing, Inc., a Delaware corporation and the wholly owned subsidiary of Hydrogel Design Systems, Inc. (Hydrogel Design Systems, Inc. and Foam Manufacturing, Inc. are hereinafter collectively referred to as "Debtor"), and
H. H. Brown Shoe Technologies, Inc., a Delaware corporation doing business as Dicon Technologies with its principal office at 124 West Putnam Avenue, Greenwich, Connecticut 06830 ("Secured Party").

                              W I T N E S S E T H:

            WHEREAS, in accordance with that certain agreement dated as of August 29, 2005 (the "Agreement"), Debtor is purchasing and the Secured Party is transferring the Second Line Equipment (as such term is defined in the Agreement) to Foam Manufacturing, Inc for a purchase price of $350,000.00;

            WHEREAS, Secured Party has agreed to sell and Debtor has agreed to purchase certain additional equipment from Secured Party for a purchase price of $30,000.00 (the "Additional Equipment");

            WHEREAS, in consideration therefor, Debtor has deposited $50,000.00 with Secured Party towards the purchase price of the Second Line Equipment and executed and delivered to Secured Party a promissory note dated the same date as this Agreement in the original principal amount of $330,000.00 (the "Note"); and

            WHEREAS, Debtor has agreed to pledge to Secured Party the Second Line Equipment and the Additional Equipment as security for the promissory note;

            NOW THEREFORE, in order to induce the Secured Party to enter into the transactions contemplated by the Agreement and the Note, the Grantors hereby agree for the benefit of the Secured Party as follows:

            1. Definitions. The following terms as used in this Agreement shall have the meanings set forth below:

      "Collateral" shall mean all of the equipment set forth in Exhibit A attached hereto and made a part hereof, and other parts and components of or relating to such equipment, additions and accessions thereto, substitutions therefore and replacements thereof; all proceeds thereof, including, without limitation, insurance proceeds; accounts that arise from the disposition of the


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      equipment by sale, lease, license or otherwise, but not including revenues generated from the use by Debtor of the equipment in the ordinary course of business; warranty rights, bills of sale and other ownership, title, transfer or similar documents related to the equipment, and all intellectual property rights related to the equipment.

      "Obligations" shall mean all principal, interest and other charges due or to become due under the aforesaid Note.

            2. Creation Of The Security Interest. Debtor hereby grants to Secured Party a security interest in all of the right, title and interest of Debtor in and to the Collateral to secure the full and prompt payment and performance of all of the Obligations. Secured Party is aware of the security interest in favor of Chicago Investments, Inc. ("Chicago"), individually and as Agent, pursuant to that certain Amended And Restated Security Agreement dated as of February 1, 2006 (the "CII Agreement") made by Debtor in favor of Chicago (the "CII Security Interest") granting Chicago a security interest in the assets of Foam Manufacturing, Inc. The existence of the CII Security Interest shall not constitute an Event of Default under Section 6(b) or 6(c) of this Agreement, provided that the CII Security Interest shall be and remain subordinate and subject to the Secured Party's security interest in the Collateral. Secured Party acknowledges and agrees that it is not claiming any security interest hereunder in and to Debtor's customer contracts for the purchase and sale of Debtor's products in the ordinary course of business or the accounts receivable related thereto.

            3. Debtor's Obligations To Pay. Debtor shall pay and perform all of the Obligations of Debtor to Secured Party as the same may become due according to their terms. Debtor shall be liable for, and shall reimburse to Secured Party, all expenses, including reasonable attorneys' fees, incurred or paid in connection with establishing, perfecting, maintaining, protecting or enforcing any of Secured Party's rights and remedies hereunder.

            4. Protection Of The Collateral. Debtor shall defend the title to the Collateral against all claims and demands whatsoever. Debtor shall keep the Collateral free and clear of all liens, charges, encumbrances, taxes and assessments, and shall pay all taxes, assessments and fees relating to the Collateral. Upon request by Secured Party, Debtor shall execute any further instruments and do any other acts necessary to effectuate the purposes and provisions of this Agreement. Debtor shall not sell, exchange, assign, transfer or otherwise dispose of the Collateral, and shall not encumber, hypothecate, mortgage, create a lien on or security interest in the Collateral, without the prior written consent of Secured Party in each instance. The risk of loss of the Collateral at all times shall be borne by Debtor. Debtor shall keep the Collateral in good repair and condition and shall not misuse, abuse or waste the Collateral or allow the Collateral to deteriorate except for normal wear and tear.

            Debtor at all times shall maintain: (a) insurance covering the Collateral and all other property of Debtor against loss or damage by fire and other hazards; (b) insurance against liability on account of damage to persons


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and property; (c) all insurance required under applicable workmen's compensation laws; and (d) insurance covering such other risks as Secured Party reasonably may request. Such insurance shall be in amounts satisfactory to Secured Party, shall be maintained with responsible insurance carriers, shall name Debtor and Secured Party as their interests may appear as insured, and shall provided for at least ten days' notice to Secured Party prior to cancellation. Debtor, from time to time, upon Secured Party's written request, promptly shall furnish or cause to be furnished to Secured Party evidence of the maintenance of all insurance required to be maintained hereunder, including such originals or copies of policies, certificates of insurance, riders and endorsements relating thereto and proof of payment of premiums as Secured Party may request. If Debtor shall fail to maintain any such insurance, Secured Party may, but shall not be obligated to, do so at the expense of Debtor, in addition to the other rights and remedies of Secured Party. Debtor hereby appoints Secured Party the attorney of Debtor for purposes of obtaining, adjusting and canceling any such insurance and endorsing settlement drafts, and hereby assigns to Secured Party all sums which may become payable under such insurance, including returned premiums and dividends, as additional security for the Obligations.

            The Collateral shall be kept at Foam Manufacturing at 572 Whitehead Road, Hamilton, NJ 08619, except for temporary removal in connection with its ordinary use or unless Debtor shall have obtained the prior written consent of Secured Party for its removal to another location. Secured Party shall have the right to enter upon Debtor's premises at any reasonable time, and from time to time, to inspect the Collateral.

            5. Filing And Recording; Termination. Debtor hereby authorized the Secured Party to cause all filings and other actions to be taken, in offices designated in the Uniform Commercial Code, as the Secured Party reasonably deems advisable to perfect its purchase money security interests in the Collateral. Upon payment of the Obligations of Debtor in accordance with their terms, Secured Party agrees to promptly file appropriate UCC-3 Termination Statements to terminate the security interest in the Collateral, provided that Debtor may make such filings in Secured Party's place if Secured Party has not done so within 10 days from the date of final and full payment of the Obligations in accordance with their terms.

            6. Default. The occurrence of any one or more of the following events (hereinafter referred to as "Events of Default") shall constitute a default hereunder, whether such occurrence is voluntary or involuntary or comes about or is effected by operation of law or pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental authority:

      (a) If Debtor shall default in the payment of any principal, interest or other charges due under the Note; or

      (b) If Debtor shall fail to pay, perform or observe any covenant, agreement, term or provision of this Agreement, or any other agreement or arrangement now or hereafter entered into between the parties hereto or with respect to any obligation of Debtor to Secured Party; or


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      (c) If any representation, warranty or other statement of fact herein or in any writing, certificate, report or statement at any time furnished to Secured Party pursuant to or in connection with this Agreement or the Note shall be false or misleading in any material respect; or

      (d) If Debtor shall: admit in writing its inability to pay its debts generally as they become due; file a petition for relief under the bankruptcy laws or a petition to take advantage of any insolvency act; make an assignment for the benefit of creditors; commence a proceeding for the appointment of a receiver, trustee, liquidator or conservator of itself or the whole or any substantial part of its property; file a petition or answer seeking reorganization or arrangement or similar relief under the Federal Bankruptcy Laws or any other applicable law or statute of the United States or any State; or if Debtor shall be adjudged a bankrupt or insolvent, or a court of competent jurisdiction shall enter any order, judgment or decree appointing a receiver, trustee, liquidator or conservator of Debtor or of the whole or any substantial part of the property of Debtor or approves a petition filed against Debtor seeking reorganization or similar relief under the Federal Bankruptcy Laws or any other applicable law or statute of the United States or any State; or if, under the provisions of any other law for the relief or aid of debtors, a court of competent jurisdiction shall assume custody or control of Debtor or the whole or any substantial part of its property; or if there is commenced against Debtor any proceeding for any of the foregoing relief; or if Debtor by any act indicates its consent to, approval of, or acquiescence in any such proceeding; or

      (e) If there occurs any reduction in the value of the Collateral or any act of Debtor which imperils the prospect of the full performance or satisfaction of the Obligations; or

      (f) If all or any part of the Collateral shall be sold, transferred or assigned, or shall be further encumbered, hypothecated, mortgaged, or made subject to any other lien or security interest, without the prior written consent of Secured Party.

            7. Rights And Remedies. Upon the occurrence of an Event of Default, the Obligations shall immediately become due and payable in full without notice or demand. Secured Party shall have all rights and remedies provided by the Uniform Commercial Code in effect in the State of Connecticut on the date hereof. In addition to, or in conjunction with, or substitution for such rights and remedies, Secured Party may at any time and from and after the occurrence of an Event of Default hereunder:

      (a) with or without notice to Debtor, foreclose the security interest created herein by any available judicial procedure, or take possession of the Collateral, or any portion thereof, with or without judicial process, and enter any premises where the Collateral may be located for the purpose of taking possession of or removing the same, or rendering the same unusable, or disposing of the Collateral on such premises, and Debtor agrees not to resist or interfere therewith;


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      (b) require Debtor to prepare, assemble or collect the Collateral, at
Debtor's own expense, and make the same available to Secured Party at such place as Secured Party may designate, whether at Debtor's premises or elsewhere;

      (c) sell, lease or otherwise dispose of all or any part of the Collateral, whether in its then condition or after further preparation, in Debtor's name or in its own name, or in the name of such party as Secured Party may designate, either at public or private sale (at which Secured Party shall have the right to purchase), in lots or in bulk, for cash or for credit, with or without representations or warranties, and upon such other terms as Secured Party, in its sole discretion, may deem advisable; and ten days' written notice of such public sale date or dates after which private sale may occur, or such lesser period of time in the case of an emergency, shall constitute reasonable notice hereunder;

      (d) execute and deliver documents of title, certificates of origin, or other evidence of payment, shipment or storage of any Collateral or proceeds on behalf of and in the name of Debtor;

      (e) remedy any default by Debtor hereunder, without waiving such default, and any monies expended in so doing shall be chargeable with interest to Debtor and added to the Obligations secured hereby; and

      (f) apply for an injunction to restrain a breach or threatened breach of this Agreement by Debtor.

            8. Cumulative Rights. All rights, remedies and powers granted to Secured Party herein, or in any instrument or document related hereto, or provided or implied by law or in equity shall be cumulative and may be exercised singly or concurrently on any one or more occasions.

            9. Debtor's Representations And Warranties. Debtor, and each of them, hereby represents and warrants to Secured Party that:

      (a) Neither the execution nor the delivery of this Agreement, nor the consummation of the transactions herein contemplated, nor compliance with the provisions hereof, will violate any law or regulation, or any order or decree of any court of governmental authority, or will conflict with, or result in the breach of, or constitute a default under, any indenture, mortgage, deed or trust, agreement or other instrument to which Debtor is a party or by which Debtor may be bound, or result in the creation or imposition of any lien, security interest, charge or other encumbrance of any kind or character whatsoever upon any property of Debtor.

      (b) Debtor has the full corporate or other right and authority to execute, deliver and perform the provisions of this Agreement and all instruments and documents delivered or to be delivered pursuant hereto, and has taken or caused to be taken all necessary or appropriate actions to authorize the execution, delivery and performance of this Agreement and all such instruments and documents.


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      (c) Notwithstanding anything to the contrary herein, the Secured Party assumes no liabilities with respect to any claims regarding the Debtor's ownership (or purported ownership) of, or rights or obligations (or purported rights or obligations) arising from, the Collateral or any use (or actual or alleged misuse) whether arising out of any past, current or future event, circumstance, act or omission or otherwise, or any claim, suit loss, damage, expense or liability of any kind or nature arising out of or in connection with the Collateral or the production, marketing, delivery, sale or provision of goods or services under or in connection with any of the Collateral. All of such liabilities shall, as between the Secured Parties and the Debtor, be borne exclusively by the Debtor.

            10. Notices. All notices, requests, demands or other communications provided for herein shall be in writing and shall be deemed to have been properly given if sent by Federal Express courier or by registered or certified mail, return receipt requested, with postage prepaid, addressed to the parties at their respective addresses herein above set forth, or at such other addresses as the parties may designate in writing. Debtor immediately shall notify Secured Party of any change in the address of Debtor or discontinuance of the place of business of Debtor.

            11. Modification And Waiver. No modification or waiver of any provision of this Agreement, and no consent by Secured Party to any breach thereof by Debtor, shall be effective unless such modification or waiver shall be in writing and signed by Secured Party, and the same shall then be effective only for the period and on the conditions and for the specific instances and purposes specified in such writing. No course of dealing between Debtor and Secured Party in exercising any rights or remedies hereunder shall operate as a waiver or preclude the exercise of any other rights or remedies hereunder. All such rights and remedies shall continue unimpaired, notwithstanding any delay, extension of time, renewal, compromise or other indulgence granted with respect to any of the Obligations. Debtor hereby waives all notice of any such delay, extension of time, renewal, compromise or indulgence, and consents to be bound thereby as fully and effectually as if Debtor expressly had agreed thereto in advance. The aforesaid Note may be negotiated by Secured Party, without releasing Debtor or the Collateral.

            12. Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors and assigns. Secured Party may assign this Agreement, and if assigned, the assignee shall be entitled, upon notifying Debtor, to the payment and performance of all of the Obligations and agreements of Debtor hereunder and to all of the rights and remedies of Secured Party hereunder, and Debtor will assert no claims or defenses Debtor may have against Secured Party against the assignee. The gender and number used in this Agreement are used for reference term only and shall apply with the same effect whether the parties are masculine, feminine, neuter, singular or plural.


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            13. Miscellaneous. This Agreement is and shall be deemed to have been made and delivered in the State of Connecticut, and in all respects shall be governed and construed in accordance with the laws of that state without regard to conflict of laws principals that would require the application of any other law. Debtor irrevocably consents to the exclusive jurisdiction of any court located in the State of Connecticut in which any action, suit or proceeding is brought arising under this Agreement or any of the transactions or agreements contemplated herein. The invalidity or unenforceability of any provision of this Agreement shall not effect the validity or enforceability of any other provision of this Agreement. Debtor covenants and agrees to execute and deliver to Secured Party on demand such additional assurances, writings and instruments as may be required by Secured Party for purposes of effectuating the intent of this Agreement. The captions in this Agreement are for convenience only, and shall not be considered in construing this Agreement.

            IN WITNESS WHEREOF, the parties hereto have duly executed this Security Agreement on the date first above written.


H. H. Brown Shoe Technologies, Inc.           Hydrogel Design Systems, Inc.
d/b/a Dicon Technologies

                                              By: /s/ Matthew Harriton
By: /s/ J. Scott Bohling                          ------------------------------
    ---------------------------------                                , President
    J. Scott Bohling, CFO, duly authorized

                                              Foam Manufacturing, Inc.


                                              By: /s/ Matthew Harriton
                                                  ------------------------------
                                                  Matthew L. Harriton, President


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                                    Exhibit A
                            DESCRIPTION OF COLLATERAL

(attached and made a part of the Security Agreement dated June __, 2006 between the below parties)

Debtor:                      FOAM MANUFACTURING, INC.
                             572 Whitehead Road
                             Hamilton, NJ  08619

Additional Debtor:           HYDROGEL DESIGN SYSTEMS, INC.
                             2150 Cabot Blvd. West Suite B
                             Langhorne, PA 19047

Secured Party:               H.H. BROWN SHOE TECHNOLOGIES, INC.
                             D/B/A DICON
                             124 West Putnam Ave.
                             Greenwich, CT 06830

1. Second Line Equipment: One (1) specialty built wide width hydrophilic foam casting line, including the following components: Aqueous batching system, Metering an mixing unit, Casting and sizing conveyor, 150 kW microwave drying oven, Rewind station, Water cooling tower and other parts and components of or relating to such equipment, additions and accessions thereto, substitutions therefore and replacements thereof; all proceeds thereof, including, without limitation, insurance proceeds; accounts that arise from the disposition of the equipment by sale, lease, license or otherwise, but not including revenues generated from the use by Debtor of the equipment in the ordinary course of business; warranty rights, bills of sale and other ownership, title, transfer or similar documents for the equipment, and all intellectual property rights related to the equipment.

2. Additional Equipment: One (1) Samco cutting press and collating conveyor line; one (1) Sprint polybagging machine; one (1) pallet scale; three (3) vertical autobaggers; one (1) bailer; one (1) fork truck and charger; one (1) tape case sealer; one (1) Series 70 cutting press and collating line; and one
(1) seal and cut radio frequency press and other parts and components of or relating to such equipment, additions and accessions thereto, substitutions therefore and replacements thereof; all proceeds thereof, including, without limitation, insurance proceeds; accounts that arise from the disposition of the equipment by sale, lease, license or otherwise, but not including revenues generated from the use by Debtor of the equipment in the ordinary course of business; warranty rights, bills of sale and other ownership, title, transfer or similar documents for the equipment, and all intellectual property rights related to the equipment.

THE SECURITY INTEREST RELATING TO THIS FILING IS INTENDED TO BE A PURCHASE MONEY SECURITY INTEREST.


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